           Third Amendment to Agreement of Lease dated August 1, 1995 by and between Nielsen Properties, Ltd., a
              California limited partnership, R/M Salinas Venture,
            a California general partnership, and R/M Salinas, L.P.,
                       a California limited partnership.

                                 THIRD AMENDMENT
                                       TO
                               AGREEMENT OF LEASE

     This Third Amendment to Agreement of Lease ("Third Amendment") is made this 1st day of August, 1995, by and between NIELSEN PROPERTIES, LTD., a California limited partnership ("Landlord"), R/M SALINAS VENTURE, a California general partnership, and R/M SALINAS, L.P., a California limited partnership.

                                     RECITAL

     A. On January 23, 1988, Landlord and Tenant's predecessor in interest, Rodde McNellis/Salinas, entered into a certain Agreement of Lease ("Ground Lease") concerning the premises described on Exhibit "A" attached hereto and by this reference incorporated herein ("Demised Land"). All capitalized terms not otherwise defined herein have the meanings ascribed to them in the Ground Lease, as amended.

     B. On November 21, 1989, Landlord and R/M Salinas Venture amended the Ground Lease pursuant to a First Amendment to Agreement of Lease which provided for, among other things, an increase in the size of the Demised Land and a decrease in the Percentage Rent payable to Landlord.

     C. On February 11, 1991, Landlord and R/M Salinas Venture further amended the Ground Lease pursuant to a Second Amendment to Agreement of Lease which provided for, among other things, the Second Loan, an option in favor of Tenant to acquire a fifty percent interest in the Demised Land (the "Option"), a further reduction of Percentage Rent and a postponement of the date on which Percentage Rent would first become payable.

     NOW, THEREFORE, the parties agree as follows:

     1.   Recitals. The foregoing recitals are true and correct.
          --------

     2.   Assignment of Lease. R/M Salinas Venture hereby assigns to R/M
          -------------------
          Salinas, L.P., and R/M Salinas, L.P. hereby assumes, all of the right, title and interest of R/M Salinas Venture in and to the Ground Lease, as amended. Landlord hereby consents to such assignment.

     3.   Offset of Rent. Notwithstanding any provision to the contrary under
          --------------
          the Ground Lease, as amended, Landlord hereby expressly agrees that, so long as New England Pension Properties V; A Real Estate Limited Partnership is the holder of that certain promissory note in the original principal amount of $1,750,000, dated as of the date hereof and secured by Landlord's interest in the Demised Land (the "Note"), Tenant shall deduct from the rent due under the Ground Lease, as amended, the loan payments due under the Note, as and when such payments would be due and payable under the Note, and any amounts so deducted shall be deemed to have been timely paid to the Landlord.

     4.   Percentage Rent. The parties agree that the "Initial Gross Rent Level"
          ---------------
          (as described in Section 3.01(b)(ii) of the Ground Lease) is the sum of $1,400,000. The parties further agree that Percentage Rent, if any, shall commence to accrue as of January 1, 1996, in an amount equal to eleven and fifty-five hundredths percent (11.55%) of annual Gross Rents in excess of said $1,400,000 for the remaining term of the Lease.

     5.   Option. The parties acknowledge that the Option has expired and is of
          ------
          no further force or effect.

     6.   Modifications. Except as herein amended, the Ground Lease remains
          -------------
          unmodified and in full force and effect.

     WHEREFORE, the parties have executed this Third Amendment to Lease as of the date first above written.

     LANDLORD:                                         TENANT

     NIELSEN PROPERTIES, LTD.                R/M SALINAS, L.P., a California
     a California limited                    limited partnership
     partnership
                                             By:  NEW ENGLAND PENSION
     by:                                     PROPERTIES V; A REAL ESTATE
        -------------------------------      LIMITED PARTNERSHIP, General
        Barbara Daggett,                     Partner
        general partner

                                             By:  FIFTH COPLEY CORP., a
                                             Massachusetts Corporation
                                             General Partner




                                             By:
                                                --------------------------------




                                             By:
                                                --------------------------------
                                                Donald S. Nielsen,
                                                general partner




                                             By:
                                                --------------------------------
                                                Richard S. Nielsen,
                                                limited partner



R/M SALINAS VENTURE,
a California general
partnership

RODDE MCNELLIS SALINAS,
a California general
partnership,
General Partner


By:
   ----------------------------------
   John E. McNellis,
   general partner




By:
   ----------------------------------
   Robert K. Rodde,
   general partner

NEW ENGLAND PENSION PROPERTIES V;
A REAL ESTATE LIMITED PARTNERSHIP,
Massachusetts limited partnership,
General Partner


By:  FIFTH COPLEY CORP., a
     Massachusetts corporation,
     General Partner




By:
   ----------------------------------